UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2010
SYKES ENTERPRISES, INCORPORATED
(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive,
Tampa, Florida		33602

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (813) 274-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     On May 10, 2010, Sykes Enterprises, Incorporated (the “Company”) held its 2010 annual meeting of shareholders, at which the following proposals were presented and votes cast:
PROPOSAL 1, a proposal to elect four Directors (to serve for a term of three years):

			BROKER
	FOR	WITHHELD	NONVOTES

Paul L. Whiting	19,412,055	18,158,252	2,478,844
Mark C. Bozek	37,241,010	329,297	2,478,844
Iain A. Macdonald	37,236,320	333,987	2,478,844
Lt. Gen. Michael P. DeLong (Retired)	37,206,277	364,030	2,478,844
PROPOSAL 2, a proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company:

			BROKER
FOR	AGAINST	ABSTAIN	NONVOTES

39,881,494	160,456	7,201	-0-

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
W. Michael Kipphut
Senior Vice President and Chief Financial Officer

Date: May 13, 2010

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